UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2009 (November 10, 2009)
NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14315 (Commission File Number)	76-0127701 (I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)		77064 (Zip Code)
Registrant’s telephone number, including area code: (281) 897-7788
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Explanatory Note
     As previously disclosed, on October 20, 2009, pursuant to an Investment Agreement, dated as of August 14, 2009 (as amended, the “Investment Agreement”), by and between NCI Building Systems, Inc., a Delaware corporation (the “Company,” “we,” and “us”) and Clayton, Dubilier & Rice Fund VIII, L.P. (“CD&R Fund VIII”), the Company issued and sold to CD&R Fund VIII and CD&R Friends & Family Fund VIII, L.P. (“CD&R FF Fund VIII,” and together with CD&R Fund VIII, the “CD&R Funds”), and the CD&R Funds purchased from the Company, for an aggregate purchase price of $250,000,000, an aggregate of 250,000 shares of a newly created class of convertible preferred stock, par value $1.00 per share, of the Company, designated the Series B Cumulative Convertible Participating Preferred Stock (the “Preferred Stock,” and shares thereof, the “Preferred Shares”), representing approximately 68.4% of the voting power and common stock, par value $0.01 per share, of the Company (the “Common Stock” and shares thereof, the “Common Shares”) on an as-converted basis (such purchase and sale, the “Equity Investment”).
     As previously disclosed, in connection with the closing of the Equity Investment, on October 20, 2009, among other things, the Company (i) consummated its exchange offer (the “Exchange Offer”) to acquire all of the Company’s existing 2.125% convertible notes due 2024 in exchange for a combination of cash and shares of Common Stock, (ii) appointed three individuals designated by the CD&R Funds, James G. Berges, Lawrence J. Kremer and Nathan K. Sleeper, to the Company’s board of directors (the “Board”) and (iii) entered into the following agreements:
•	a Stockholders Agreement, dated as of October 20, 2009 (the “Stockholders Agreement”), by and among the Company and the CD&R Funds, setting forth certain terms and conditions regarding the Equity Investment and the ownership of the Preferred Shares, including certain corporate governance rights and consent rights as well as other obligations and rights;

•	a Registration Rights Agreement, dated as of October 20, 2009 (the “Registration Rights Agreement”), by and among the Company and the CD&R Funds, pursuant to which the Company granted to the CD&R Funds certain customary registration rights with respect to the Common Shares issuable upon conversion of the Preferred Shares; and

•	an Indemnification Agreement, dated as of October 20, 2009 (the “Indemnification Agreement”), by and among the Company, certain of its subsidiaries, the CD&R Funds and Clayton, Dubilier & Rice, Inc., the manager of the CD&R Funds (“CD&R, Inc.”), pursuant to which the Company and such subsidiaries agreed to indemnify CD&R, Inc., the CD&R Funds and certain of their affiliates against certain liabilities arising out of the Equity Investment, the related financings, and certain other liabilities and claims.
     The Equity Investment and the transactions described above and agreements entered into or contemplated thereby were previously described in the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 19, 2009, August 28, 2009, September 1, 2009, September 10, 2009, September 15, 2009 (two reports), September 30, 2009, October 8, 2009, October 9, 2009, October 19, 2009 (two reports) and October 26, 2009, and the prospectus/disclosure statement related to the Exchange Offer filed pursuant to Rule 424(b)(3) of the U.S. Securities Act of 1933, as amended, on October 19, 2009 (the “Prospectus”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Directors
     Pursuant to the Stockholders Agreement, the CD&R Funds have the right to nominate for election, fill vacancies and appoint replacements for a number of directors on the Board that is equivalent to their percentage interest in the Company. Effective as of November 10, 2009, pursuant to the Stockholders Agreement, the Board appointed two individuals designated by the CD&R Funds, Kathleen J. Affeldt and Jonathan L. Zrebiec. The information relating to the Stockholders Agreement set forth in the sections of the Prospectus entitled “The Restructuring—Description of the CD&R Investment—The Stockholders Agreement” is incorporated herein by reference.
     In connection with and prior to the Exchange Offer, the Company entered into the Lock-Up and Voting Agreement, dated as of August 31, 2009 (as amended, the “Lock-Up and Voting Agreement”), among the Company and the holders of the Notes that were signatories thereto (the “Lock-Up Holders”), pursuant to which, among other things, in accordance with the terms and conditions thereof, each Lock-Up Holder irrevocably agreed to tender in the Exchange Offer all Notes held by or beneficially owned by it, or with respect to which it served as a manager or investment advisor having the unrestricted power to vote or dispose thereof. Pursuant to the Lock-Up and Voting Agreement, the Board appointed John J. Holland as director, effective as of November 10, 2009. The information relating to the Lock-Up and Voting Agreement set forth in the sections of the Prospectus entitled “The Restructuring—Retirement of Convertible Notes—The Lock-Up Agreement” is incorporated herein by reference.
     The classes of the Board are composed as follows:

Class expiring 2010	Class expiring 2011	Class expiring 2012

Gary L. Forbes	Norman C. Chambers	James G. Berges

George Martinez	Nathan K. Sleeper	Lawrence J. Kremer

Jonathan L. Zrebiec	Kathleen J. Affeldt	John J. Holland
     Ms. Affeldt has been named as Chairperson of the Compensation Committee of the Board. Mr. Holland has been appointed to the Audit Committee, the Compensation Committee and the Affiliate Transactions Committee of the Board. The Board has determined that Mr. Holland and Ms. Affeldt are independent from our management, as “independence” is defined by the rules and regulations of the SEC and the listing standards of the New York Stock Exchange.
     Messrs. Holland and Zrebiec and Ms. Affeldt will receive the same compensation as other non-employee directors on the Board. Such compensation is described in the Company’s proxy statement on Form 14A, filed on February 4, 2009, in the section entitled “Board of Directors—Compensation of Directors,” which is incorporated herein by reference. Mr. Zrebiec is a financial principal of CD&R, Inc.

As a result of his position with CD&R, Inc. Mr. Zrebiec may assign all or any portion of the compensation he would receive for his services as a director to CD&R, Inc. or the successor to its investment management business or their respective affiliates.
     Mr. Zrebiec may be deemed to have an indirect material interest in the Investment Agreement, pursuant to which a deal fee of $8,250,000 was paid to CD&R, Inc. and fees and expenses in connection with the Equity Investment were paid to or on behalf of CD & R Fund VIII, the Registration Rights Agreement, the Stockholders Agreement and the Indemnification Agreement, as further described in the Explanatory Note above.
Indemnification Agreements
     On November 10, 2009, the Company entered into director indemnification agreements with each of Messrs. Holland and Zrebiec and Ms. Affeldt. Under such director indemnification agreements, the Company has agreed to indemnify each of Messrs. Holland and Zrebiec and Ms. Affeldt for his or her activities and expenses as a director of the Company to the fullest extent permitted by law, and to cover each of Messrs. Holland and Zrebiec and Ms. Affeldt in his or her capacity as director under directors and officers liability insurance obtained by the Company. A form of the director indemnification agreement was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on October 26, 2009, and is incorporated herein by reference. The description of the director indemnification agreement is qualified in its entirety by reference to the full text of the director indemnification agreement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
1.
Stockholders Agreement, dated as of October 20, 2009, by and between the Company, Clayton, Dubilier & Rice Fund VIII, L.P. and CD&R Friends & Family Fund VIII, L.P., incorporated by reference to Exhibit 2.1 to the Company’s Current Report on 8-K dated October 26, 2009

2.
Registration Rights Agreement, dated as of October 20, 2009, by and between the Company, Clayton, Dubilier & Rice Fund VIII, L.P. and CD&R Friends & Family Fund VIII, L.P., incorporated by reference to Exhibit 2.2 to the Company’s Current Report on 8-K dated October 26, 2009

3.
Indemnification Agreement, dated as of October 20, 2009, by and between the Company, NCI Group, Inc., Robertson-Ceco II Corporation, Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P. and Clayton, Dubilier & Rice, Inc., incorporated by reference to Exhibit 2.3 to the Company’s Current Report on 8-K dated October 26, 2009

4.	Form of Director Indemnification Agreement, incorporated by reference to Exhibit 10.7 to the Company’s Current Report on 8-K dated October 26, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.
By:	/s/ Todd R. Moore
Todd R. Moore
Executive Vice President, Secretary and General Counsel

Dated: November 13, 2009

EXHIBIT INDEX

Exhibit
Number	Description
1.
Stockholders Agreement, dated as of October 20, 2009, by and between the Company, Clayton, Dubilier & Rice Fund VIII, L.P. and CD&R Friends & Family Fund VIII, L.P., incorporated by reference to Exhibit 2.1 to the Company’s Current Report on 8-K dated October 26, 2009

2.
Registration Rights Agreement, dated as of October 20, 2009, by and between the Company, Clayton, Dubilier & Rice Fund VIII, L.P. and CD&R Friends & Family Fund VIII, L.P., incorporated by reference to Exhibit 2.2 to the Company’s Current Report on 8-K dated October 26, 2009

3.
Indemnification Agreement, dated as of October 20, 2009, by and between the Company, NCI Group, Inc., Robertson-Ceco II Corporation, Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P. and Clayton, Dubilier & Rice, Inc., incorporated by reference to Exhibit 2.3 to the Company’s Current Report on 8-K dated October 26, 2009

4.	Form of Director Indemnification Agreement, incorporated by reference to Exhibit 10.7 to the Company’s Current Report on 8-K dated October 26, 2009